LOGO

                                 COMMUNICATIONS
                                      FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 1998

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o We are delighted to report an 85.3% total return earned in the Fund this past year. From a longer term perspective, your Fund received a Five Star rating from Morningstar (among 2,802 domestic equity funds) and continues to be ranked 5 (highest) in the Specialty-Communications Fund category by Morningstar. Morningstar has additionally ranked our investment performance among communications funds as number one for the past 1,3,5, and ten year periods.*

o We remain excited about the industry and are convinced it will continue to sustain solid growth in 1999 and beyond. As communications-based applications become more commonplace, domestic markets are seeing growing demand from both consumers and businesses. Deregulation, competition, and greater personal computer penetration are also contributing to rapid expansion of overseas markets.

o The breadth and size of the industry are two of the reasons we refer to the Flag Investors Communications Fund as a "sector fund with a difference." Our willingness to focus our investments in the stocks that we believe provide the best long-term return within the industry is another differentiating factor.

o It is difficult to ignore the potential of the Internet. With millions of users around the globe, applications developed for the Internet are saving time, increasing productivity, and improving quality of life. The Internet is also setting up an environment for new sets of winners and losers. We are constantly evaluating the affect of the Internet on both existing companies owned in the Fund and potential investments.

--------------------------------------------------------------------------------
PERFORMANCE FUND

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES*
JANUARY 18, 1984-DECEMBER 31, 1998

GRAPH CHART HERE

Growth chart

 1/84 10000 10000                  Total Value of Investment
12/84 10557 11503                  (Income + Appreciation) $183,270
12/85 11392 14850
12/86 12227 18517                  Value of Original
12/87 12946 18795                  Investment + Income Distributions $19,781
12/88 13650 22530
12/89 14508 33534
12/90 15196 31001
12/91 15909 38216
12/92 16559 42972
12/93 17209 50756
12/94 17890 47546
12/95 18408 63445
12/96 18996 71982
12/97 19615 98874
12/98 19781 183270

Average Annual Total Return*

                                     Class A             Class B          Class C
  For the periods ended 12/31/98     Shares              Shares           Shares
----------------------------------------------------------------------------------
  One Year                           85.30%              83.91%              --
 ..................................................................................
  Five Years                         29.27%                --                --
 ..................................................................................
  Ten Years                          23.31%                --                --
 ..................................................................................
  Since Inception                    1/18/84             1/3/95            11/1/98
                                    --------            -------           --------
  (Annualized)                       21.47%              39.15%            41.99%
 ..................................................................................


* These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the maximum 4.50% sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 8.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

     For all of us who are shareholders in the Flag Investors Communications Fund, 1998 will be remembered as a wonderful year. We are delighted to report an 85.3% total return earned in the Fund this past year. We are even more delighted to have been invested with you for the long term, wherein the Fund has earned an average annual return of 29.3% for the past five years, and 21.5% since inception on January 18, 1984. From a longer-term perspective, your fund received a Five Star overall rating from Morningstar and has received a category rating of 5 (highest) in the Specialty-Communications Fund category by Morningstar. Morningstar has additionally ranked our investment performance among communications funds as number one for the past 1,3, 5 and 10-year periods.*

     The Fund's performance in 1998 was the result of well selected stocks which have been in the portfolio for some time prior to the recent amendment to the Fund's investment policy and objective. As we expressed in our Semi-Annual letter, we appreciate our shareholder support in approving our investment policy and objective change which will provide more flexibility to take advantage of future opportunities in the more broadly defined communications field. This additional flexibility, though, neither changes our investment philosophy nor diminishes our commitment to choose companies with sound business fundamentals.

CONSISTENCY IN THE PORTFOLIO

     The portfolio turnover in fiscal 1998, was 14% and, as said above, reflects only modest changes in the fund during the course of the year. Over the past few years the Fund has been evolving and the new policies approved in May merely increase our ability to evaluate a broader set of opportunities.

One key policy change was the elimination of our minimum current income requirement. Within an industry of numerous growth opportunities,

-----------
*Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1998. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Flag Investors Communications Fund received a 5 star rating for the 3-year, 5-year, and 10-year periods, respectively. The top 10% of the funds in an investment class receive 5 stars. The fund was rated among 2,802, 1,702 and 732 Domestic Equity Funds for the 3, 5, and 10 year periods, respectively. The Fund was ranked Number 1 out of 25, 15, 10 and 4 in the Specialty-Communications Fund category for the 1, 3, 5, and 10-year periods, respectively.
Morningstar's category rating system of "1" (lowest) to "5" (highest) shows how well a fund has balanced risk and return relative to other funds in its investment category. It is calculated based on a fund's three-year total return and excludes the effect of sales charge. A "5" rating indicates that a fund has an above average return and low risk. The top 10% of funds in an investment category receive a "5" rating.

--------------------------------------------------------------------------------
few communications companies are maintaining high dividend payouts. Even the established telephone companies are reducing their traditionally high dividend payout ratios and allocating a greater percentage of available cash to attractive investment opportunities. We support a company's management's decision to forego dividend increases if they are reinvesting their cash in areas that will generate high returns on their invested capital.

OUTLOOK FOR THE FUTURE

     A dramatic return in many communications stocks raises the question of whether we are ahead of ourselves and setting the stage for disappointment. One reason the Fund's performed so well is the optimism surrounding the communications industry. We remain excited about the industry and are convinced it will continue to sustain solid growth in 1999 and beyond. As communications-based applications become more commonplace, domestic markets are experiencing growing demand from both consumers and businesses for reliable telecommunications services. Deregulation, competition, and greater personal computer penetration are also contributing to the rapid expansion of overseas markets.

     Within this growth industry are a wide spectrum of potential opportunities. We seek to take advantage of good values among the well capitalized, established players as well as more specialized companies that service a particular market segment. Our emphasis, due to our conservative bias, is on the more established companies. Nevertheless, we look at all areas within the industry and want to capitalize on selected earlier stage companies that enjoy a unique market position within critical segments of communications. In our opinion, there continue to be numerous attractive opportunities.

A SECTOR FUND WITH A DIFFERENCE

     The breadth and size of this industry are two of the reasons we refer to the Flag Investors Communications Fund as a "sector fund with a difference." Our willingness to focus our investments in the stocks that we believe provide the best long-term return within the industry is another differentiating factor. Shareholders should understand, though, that while concentration in an industry sector (however large and diverse) and in selected stocks within that sector (however more capable and profitable) can greatly enhance the long-term investment success, there is potentially greater short-term volatility in the net asset value of the Fund.

LETTER TO SHAREHOLDERS(CONCLUDED)
--------------------------------------------------------------------------------

     We firmly believe in the concentrated long-term approach we have followed since the Fund's inception. Our efforts are centered around minimizing real fundamental business risk in each of our investments while positioning the Fund for much greater potential long-term rewards. Certainly, this approach has been very successful to date and we continue to own well-managed companies in attractive businesses we understand.

ROLE OF THE INTERNET

     It is very difficult to ignore the potential of the Internet. With approximately 90 million users around the globe, it has become a major catalyst for effective information exchange. Applications developed for the Internet are saving time, increasing productivity, and improving quality of life. The ability to improve communication with customers and partners, while reducing costs, offers a huge competitive advantage for those that choose to seize the opportunity. The Internet is setting up an environment for new sets of winners and losers. We are constantly evaluating the affect of the Internet on both existing companies in the Fund and potential investments.

     We are obviously very excited about the catalyst the Internet provides for the creation of communications applications and the potential as present and future investments. However, we want to emphasize there is a difference between opportunistic investing and speculative frenzy. We have benefited from the exponential growth of the Internet but not at the expense of our basic investment principals. These principals include strong management, dominant market share or franchise potential, and a business model which leads to generation of free cash flow. Two holdings, which have benefited from the growth of the Internet, America Online and World Com (through its commercial Internet Service Provider subsidiary UUNET), display these investment characteristics.

BEST PERFORMERS

     We are very proud of the performance of your Fund and the contribution of our ten best equity performers that are listed on the following page. Our purpose is to demonstrate the contribution from all sectors to the Fund's performance and not exclusively Internet related companies. Companies operating in every major segment of the industry are among the year's top performers.

     We expect the list to change from year-to-year based on the fundamentals of individual sectors (and can only hope for similar growth percentages).

                                    {CHART]

  Security                         Pct. Gain
----------------------------------------------
  America Online                   585.6%
 ..............................................
  Lucent Technologies              175.3
 ..............................................
  Novell Incorporated              141.7
 ..............................................
  MCI Worldcom                     137.0
 ..............................................
  Teleglobe, Inc.                  137.0
 ..............................................
  Sprint Corp. (PCS Group)          80.0
 ..............................................
  AirTouch Communications           74.3
 ..............................................
  QWEST Communications              68.1
 ..............................................
  3COM                              64.8
 ..............................................
  Ameritech Corp.                   57.5
 ..............................................

     However, we anticipate that our holdings within those sectors will maintain their business focus and the market positioning to deliver the returns that we, as investors, seek.

     We are very pleased with our top performers but we also understand the importance of evaluating the Fund's underperforming companies to determine if an investment has become a fundamental mistake. In fiscal 1998 the negative contribution from the Fund's weakest performers was modest and we see no reason why these companies will not contribute to the Fund's future success. For example, a weaker Canadian dollar caused the share price of Clearnet Communications, Inc., an emerging Canadian wireless provider, to decline despite the growth of its customer base and achievement of stated financial goals. Our view is this was a short-term concern and we continue to believe in management's long-term strategy for growth. In this case, we added to our position. Business fundamentals and skilled management are more important to us than short-term share price fluctuations.

CONCLUSION

     The year 1998 will certainly be a year to remember but it is truly just one segment of a multi-year opportunity in the communications industry. We will continue to look for the best opportunities and values and invest our money with you, our shareholder.

Sincerely,




/s/Bruce E. Behrens                         /s/ Liam D. Burke
Bruce E. Behrens                            Liam D. Burke
Co-Portfolio Manager                        Co-Portfolio Manager

January 20, 1999

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
DIVIDEND DECLARATION

                                     [CHART]
                             1998 Year-End Dividend

      The Board of Directors has declared a year-end per share distribution payable on December 11, 1998 to shareholders of record on December 7, 1998.

                                 Class A      Class B   Class C  Institutional
                                 Shares       Shares    Shares      Shares
  Long-term capital gains......    $.65         $.65      $.65       $.65
  Short-term capital gains.....     .21          .21       .21        .21
                                 ------       ------   -------     ------
  Total distributions..........    $.86         $.86      $.86       $.86

                           Dividends for Calendar 1998

      Total dividends declared for calendar 1998 are as follows:

                                 Class A      Class B   Class C  Institutional
                                 Shares       Shares    Shares      Shares
  Long-term capital gains......   $ .91       $ .91       $.65      $ .91
  Short-term capital gains.....     .27         .27        .21        .27
  Income.......................     .125        .05         --        .04
                                 -------      ------   -------     ------
  Total distributions..........  $ 1.305      $1.23       $.86      $1.22

     Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvesting at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.

                       This page intentionally left blank.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on January 18, 1984 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses. The Class A share graph reflects the impact of its currently effective 4.50% maximum initial sales charge. The Class B Shares graph reflects the impact of a 3.00% contingent deferred sales charge which is the applicable sales charge for the represented time period. The Class C Share graph represents the impact of a 1.00% contingent deferred sales charge which is the applicable sales charge for the represented time period.

     While the following charts are required by SECrules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of this index would have had to own the securities that it represents. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. The Class A Shares' total returns reflect the 4.50% maximum initial sales charge. The Class B Shares' one-year total return reflects the applicable 4.00% contingent deferred sales charge, while the total return since inception reflects only the applicable 1.50% maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS A SHARES* JANUARY 18, 1984-DECEMBER 31, 1998

LINE CHART

Flag Investors Communications Fund  $175,023
S&P 500 Composite $118,852

CLASS A

1983 10687 9550
1984 10687 10985
1985 14081 14182
1986 16714 17684
1987 17587 17949
1988 20501 21516
1989 26920 32025
1990 26085 29606
1991 34109 36496
1992 36715 41038
1993 40405 48472
1994 40918 45406
1995 56275 60590
1996 69212 68743
1997 92343 94425
1998 118852 175023


Average Annual Total Return*

  Periods Ended 12/31/98     1 Year     5 Years     10 Years   Since Inception**
--------------------------------------------------------------------------------
  Class A Shares             76.96%     28.08%       22.75%         21.10%
 ................................................................................

* These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's 4.50% maximum sales charge. Past performance is not an indicator of future results. The S&P 500 Composite is an unmanaged index that is a widely recognized indicator of general market performance.
** January 18, 1984.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION (CONTINUED)



Change in Value of a $10,000 Investment in Class B Shares* January 3, 1995-December 31, 1998

LINE CHART

Flag Investors Communications Fund $37,090
S&P 500 Composite $28,274

CLASS B

1/95 10000 10000
3/95 10692 10446
6/95 11697 11263
9/95 12640 12787
12/95 13397 13242
3/96 14119 13474
6/96 14743 14510
9/96 15205 13953
12/96 16477 14910
3/97 16917 14487
6/97 19854 17287
9/97 21365 19005
12/97 21984 20032
6/98 25886 25885
12/98 37090 28274


Average Annual Total Return*

  Periods Ended 12/31/98             1 Year       5 Years   Since Inception**
--------------------------------------------------------------------------------
  Class B Shares                     79.91%        --%           38.87%
 ................................................................................

* These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's applicable sales charge. Past performance is not an indicator of future results. The S&P 500 Composite is an unmanaged index that is a widely recognized indicator of general market performance.
** January 3, 1995.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION

Change in Value of a $10,000 Investment in Class C Shares* November 1, 1998-December 31, 1998

LINE CHART

Flag Investors Communications Fund $14,022
S&P 500 Composite $11,217

CLASS C

11/1/98    10,000     10,000
12/98      14,022     11,217



Average Annual Total Return*

--------------------------------------------------------------------------------
  Periods Ended 12/31/98           1 Year       5 Years   Since Inception**
  Class C Shares                     --%         --%           40.99%
 ................................................................................

* These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's applicable sales charge. Past performance is not an indicator of future results. The S&P 500 Composite is an unmanaged index that is a widely recognized indicator of general market performance.
** November 1, 1998.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION (CONCLUDED)

Change in Value of a $10,000 Investment in Institutional Shares*
June 4, 1998-December 31, 1998

LINE CHART

Flag Investors Communications Fund $15,395
S&P 500 Composite $11,366

Inst. Class

6/4/98 10000 10000
6/98 10615 10406
12/98 15395 11366

Average Annual Total Return*

  Periods Ended 12/31/98             1 Year       5 Years   Since Inception**
--------------------------------------------------------------------------------
  Institutional Shares                --%          --%           53.95%
 ................................................................................

* These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's applicable sales charge. Past performance is not an indicator of future results.
** June 4, 1998.

FLAG INVESTORS COMMUNICATIONS FUND
-----------------------------------------------------------------------
STATEMENT OF NET ASSETS                               December 31, 1998

  Shares                     Security                      Market Value
-----------------------------------------------------------------------
COMMON STOCK -- 86.2%

REGIONAL BELL OPERATING COMPANIES -- 22.1%
   1,100,000   Ameritech Corp. .........................   $ 69,712,500
     833,216   Bell Atlantic Corp. .....................     47,337,084
   3,089,520   SBC Communications, Inc. ................    165,675,510
     573,000   U.S. West Incorporated ..................     37,030,125
                                                           ------------
                                                            319,755,219
                                                           ------------
INDEPENDENT LOCAL EXCHANGE CARRIERS -- 6.3%
     480,000   ALLTEL Corp. ............................     28,710,000
   1,668,000   Cincinnati Bell, Inc. ...................     63,071,250
                                                           ------------
                                                             91,781,250
                                                           ------------

TELECOMMUNICATION - LONG DISTANCE -- 12.2%
     924,200   Frontier ................................     31,422,800
     500,000   General Communication, Inc. * ...........      2,031,250
   1,650,080   MCI Worldcom, Inc.* .....................    118,393,240
     150,000   Pacific Gateway Exchange, Inc.* .........      7,209,375
     200,000   Sprint Corp. (FON Group) ................     16,825,000
                                                           ------------
                                                            175,881,665
                                                           ------------

SPECIALTY TELECOMMUNICATION SERVICES -- 31.4%
     270,408   Airtouch Communications, Inc.* ..........     19,503,177
   1,827,000   America Online* .........................    292,320,000
     417,800   Comsat ..................................     15,040,800
     470,300   First Data Corp. ........................     14,902,631
   2,055,000   Novell, Inc.* ...........................     37,246,875
     645,347   Orbital Sciences Corp.* .................     28,556,605
     514,400   Qwest Communications International, Inc.*     25,720,000
     405,000   Skytel Communications* ..................      8,960,625
     100,000   Sprint Corp (PCS Group)* ................      2,312,500
     225,000   WinStar Communications, Inc.* ...........      8,775,000
                                                           ------------
                                                            453,338,213
                                                           ------------

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS(concluded)                             December 31, 1998

 Shares/
Par (000)                    Security                               Market Value
--------------------------------------------------------------------------------

TELECOMMUNICATION EQUIPMENT -- 8.8%
       509,000   3Com Corp.* .................................   $   22,809,563
       733,500   Alcatel Alsthom - ADR* ......................       17,924,906
       666,428   Black Box Corp.* ............................       25,240,961
       345,000   CellStar Corp.* .............................        2,350,313
       530,470   Lucent Technologies, Inc. ...................       58,351,700
                                                                 --------------
                                                                    126,677,443
                                                                 --------------

FOREIGN TELEPHONE COMPANIES -- 3.6%
       850,000   Clearnet Communications - Class A* ..........        6,906,250
       128,000   Telefonica de Espana ADR ....................       17,328,000
       285,000   Telefonos de Mexico SA ADR ..................       13,875,937
       368,200   Teleglobe, Inc. .............................       13,255,200
                                                                 --------------
                                                                     51,365,387
                                                                 --------------

NON-TELEPHONE INDUSTRY COMMON STOCK -- 1.8%
       626,900   Centertrust Retail Properties ...............        7,679,525
       620,548   Conseco, Inc. ...............................       18,965,498
                                                                 --------------
                                                                     26,645,023
                                                                 --------------
TOTAL COMMON STOCK (Cost $408,200,797) .......................    1,245,444,200
                                                                 --------------

REPURCHASE AGREEMENT -- 4.2%
        60,305 Goldman Sachs & Co., 4.50% dated 12/31/98,
                to be repurchased on 01/04/99, collateralized by
                U.S.Treasury Note with a par value of $54,741,000,
                coupon rate of 6.50%, due 8/15/05, with a market
                value of 60,306,067 (Cost $60,305,000) ........       60,305,000
                                                                  --------------

U.S. TREASURY BILL -- 2.1%
        30,000  U.S. Treasury Bill, dated 12/31/98, to mature
                 on 01/21/99, 3.88%
                 (Cost $29,926,750) ...........................       29,926,750
                                                                  --------------

FLAG INVESTORS COMMUNICATIONS FUND
------------------------------------------------------------------------------------

 Shares/
Par (000)                    Security                               Market Value
------------------------------------------------------------------------------------
 COMMERCIAL PAPER -- 6.9%
     50,000      American Express Credit Corp., dated 12/31/98,
                   to mature on 01/07/99, 5.00%..................... $    49,956,250
     50,000      Ford Motor Credit Corp., dated 12/31/98,
                   to mature on 01/05/99, 5.00%.....................      49,972,222
                                                                     ---------------
TOTAL COMMERCIAL PAPER (Cost $99,928,472)...........................      99,928,472
                                                                     ---------------
TOTAL INVESTMENTS -- 99.4%
 (Cost $598,361,019)** .............................................  $1,435,604,422
OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.6%........................       9,538,753
                                                                     ---------------
TOTAL NET ASSETS-- 100.0% ..........................................  $1,445,143,175
                                                                     ===============


NET ASSET VALUE AND REDEMPTION PRICE PER:
   Class A Share
     ($1,275,775,433 divided 37,273,431 shares).....................          $34.23
                                                                              ======
   Class B Share
     ($165,307,878 divided 4,891,128 shares)........................          $33.80***
                                                                              ======

   Class C Share
     ($3,246,874 divided 95,961 shares).............................          $33.84****
                                                                              ======

   Institutional Share
     ($812,990 divided 23,722 shares)...............................          $34.27
                                                                              ======

MAXIMUM OFFERING PRICE PER:
   Class A Share ($34.23 O 0.955)...................................          $35.84
                                                                              ======

   Class B Share ...................................................          $33.80
                                                                              ======

   Class C Share....................................................          $33.84
                                                                              ======

   Institutional Share..............................................          $34.27
                                                                              ======

-----------
   * Non-income producing security.
  ** Aggregate cost for federal tax purposes was $594,838,164.
 *** Redemption value is $32.45 following a 4% maximum contingent deferred sales charge.
**** Redemption value is $33.50 following a 1% maximum contingent deferred sales charge.

                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
                                                                     For the
                                                                    Year Ended
                                                                   December 31,
--------------------------------------------------------------------------------
                                                                     1998
Investment Income:
   Dividends ....................................................  $  11,274,810
   Interest .....................................................      2,433,424
     Less: Foreign taxes withheld ...............................        (12,313)
                                                                   -------------
            Total income ........................................     13,695,921
                                                                   -------------

Expenses:
   Investment advisory fee ......................................      5,927,518
   Distribution fee .............................................      2,898,154
   Transfer agent fee ...........................................        577,983
   Professional fees ............................................        159,337
   Printing and postage .........................................        140,755
   Accounting fee ...............................................        135,622
   Custodian fee ................................................        101,903
   Registration fees ............................................         97,337
   Directors' fees ..............................................         34,921
   Miscellaneous ................................................         17,193
                                                                   -------------
            Total expenses ......................................     10,090,723
                                                                   -------------
   Net investment income ........................................      3,605,198
                                                                   -------------

Realized and unrealized gain on investments:
   Net realized gain from security transactions .................    109,209,276
   Change in unrealized appreciation/depreciation of investments.    510,943,527
                                                                   -------------
   Net gain on investments ......................................    620,152,803
                                                                   -------------
Net increase in net assets resulting from operations ............  $ 623,758,001
                                                                   =============

                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND
-----------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                  For the Years Ended December 31,
-----------------------------------------------------------------------------------
                                                       1998                1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income .....................   $     3,605,198    $     6,150,046
   Net realized gain from security
     transactions ............................       109,209,276         53,763,750
   Change in unrealized appreciation/
     depreciation of investments .............       510,943,527        132,712,907
                                                 ---------------    ---------------
   Net increase in net assets resulting
     from operations .........................       623,758,001        192,626,703
                                                 ---------------    ---------------

Distributions to Shareholders from:
   Net investment income and short-term gains:
     Class A Shares ..........................       (13,223,970)       (12,292,592)
     Class B Shares ..........................        (1,158,104)          (438,661)
     Class C Shares ..........................            (8,002)              --
     Class D Shares ..........................          (216,796)          (560,042)
     Institutional Class .....................            (3,699)              --
   Net realized mid-term and long-term gains:
     Class A Shares ..........................       (31,466,328)       (45,697,778)
     Class B Shares ..........................        (3,523,412)        (2,233,281)
     Class C Shares ..........................           (25,235)              --
     Class D Shares ..........................          (397,182)        (2,314,208)
     Institutional Class .....................           (10,896)              --
                                                 ---------------    ---------------
   Total distributions .......................       (50,033,624)       (63,536,562)
                                                 ---------------    ---------------
Capital Share Transactions
   Proceeds from sale of shares ..............       298,419,515         32,057,019
   Value of shares issued in reinvestment
     of dividends ............................        42,901,943         52,863,614
   Cost of shares repurchased ................      (156,173,099)       (78,344,677)
                                                 ---------------    ---------------
   Increase in net assets derived from
     capital share transactions ..............       185,148,359          6,575,956
                                                 ---------------    ---------------
   Total increase in net assets ..............       758,872,736        135,666,097
Net Assets:
   Beginning of period .......................       686,270,439        550,604,342
                                                 ---------------    ---------------
   End of period .............................   $ 1,445,143,175    $   686,270,439
                                                 ===============    ===============


                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        For the
                                                                       Year Ended
                                                                      December 31,         For the Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                        1998          1997       1996         1995         1994
Per Share Operating Performance:
   Net asset value at beginning of year ........................  $      19.37  $      15.59  $    14.87  $    12.30     $   13.70
                                                                  ------------  ------------  ----------  ----------  ------------
Income from Investment Operations:
   Net investment income .......................................          0.12          0.27        0.27        0.40          0.41
   Net realized and unrealized gain/(loss) on investments ......         16.05          5.41        1.67        3.58         (1.27)
                                                                  ------------  ------------  ----------  ----------  ------------
   Total from Investment Operations ............................         16.17          5.68        1.94        3.98         (0.86)
                                                                  ------------  ------------  ----------  ----------  ------------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains .........................         (0.40)        (0.40)      (0.38)      (0.41)        (0.44)
   Distributions from net realized mid-term and long-term gains.         (0.91)        (1.50)      (0.84)      (1.00)        (0.10)
                                                                  ------------  ------------  ----------  ----------  ------------
   Total distributions .........................................         (1.31)        (1.90)      (1.22)      (1.41)        (0.54)
                                                                  ------------  ------------  ----------  ----------  ------------
   Net asset value at end of year ..............................  $      34.23  $      19.37  $    15.59  $    14.87     $   12.30
                                                                  ============  ============  ==========  ==========  ============

Total Return1 ..................................................         85.30%        37.36%      13.46%      33.44%        (6.32)%
Ratios to Average Daily Net Assets:
   Expenses ....................................................          1.05%         1.11%       1.14%       0.93%2        0.92%2
   Net investment income .......................................          0.48%         1.07%       1.74%       2.85%3        3.14%3
Supplemental Data:
   Net assets at end of year (000) .............................   $ 1,275,775     $ 622,865  $  505,371  $  492,454     $ 435,805
   Portfolio turnover rate .....................................            14%           26%         20%         24%           23%

------------
1 Total return excludes the effect of sales charge.
2 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.99% and 0.99% for the years ended December 31, 1995 and 1994, respectively.
3 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.79% and 3.07% for the years ended December 31, 1995 and 1994, respectively.

                       See Notes to Financial Statements.

                                    18 and 19

FLAG INVESTORS COMMUNICATIONS FUND
---------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                      For the                                    For the Period
                                                    Year Ended          For the Years           January 3, 1995 1
                                                    December 31,      Ended December 31,      through December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                           1998           1997          1996           1995
Per Share Operating Performance:
   Net asset value at beginning of period .........  $        19.22  $       15.51  $       14.83  $      12.28
                                                     --------------  -------------  -------------  ------------
Income from Investment Operations:
   Net investment income/(loss) ...................           (0.02)          0.18           0.19          0.30
   Net realized and unrealized gain on investments.           15.83           5.34           1.63          3.56
                                                     --------------  -------------  -------------  ------------
   Total from Investment Operations ...............           15.81           5.52           1.82          3.86
                                                     --------------  -------------  -------------  ------------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains ............           (0.32)         (0.31)         (0.30)        (0.31)
   Distributions from net realized long-term gains.           (0.91)         (1.50)         (0.84)        (1.00)
                                                     --------------  -------------  -------------  ------------
   Total distributions ............................           (1.23)         (1.81)         (1.14)        (1.31)
                                                     --------------  -------------  -------------  ------------
   Net asset value at end of period ...............  $        33.80  $       19.22  $       15.51  $      14.83
                                                     ==============  =============  =============  ============

Total Return2 .....................................           83.91%         36.36%         12.60%        32.42%
Ratios to Average Daily Net Assets:
   Expenses .......................................            1.80%          1.86%          1.92%         1.70% 3,5
   Net investment income/(loss) ...................           (0.35)%         0.29%          0.95%         2.13% 4,5
Supplemental Data:
   Net assets at end of period (000) ..............  $      165,308  $      32,474  $      17,661  $      7,504
   Portfolio turnover rate ........................              14%            26%            20%           24%

-----------------
1 Commencement of operations.
2 Total return excludes the effect of sales charge.
3 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.74% (annualized) for the period ended December 31, 1995.
4 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.09% (annualized) for the period ended December 31, 1995.
5 Annualized.

                       See Notes to Financial Statements.
                                       20 and 21

FLAG INVESTORS COMMUNICATIONS FUND
-----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  For the period
                                                                   Nov. 1, 19981
                                                                 Through Dec. 31,
-----------------------------------------------------------------------------------
                                                                       1998
Per Share Operating Performance:
   Net asset value at beginning of period ....................       $      25.50
                                                                     ------------
Income from Investment Operations:
   Net investment income/(loss) ..............................              (0.01)
   Net realized and unrealized gain on investments ...........               9.21
                                                                     ------------
   Total from Investment Operations ..........................               9.20
                                                                     ------------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains .......................              (0.21)
   Distributions from net realized long-term gains ...........              (0.65)
                                                                     ------------
   Total distributions .......................................              (0.86)
                                                                     ------------
   Net asset value at end of period ..........................       $      33.84
                                                                     ============

Total Return2 ................................................              36.70%
Ratios to Average Daily Net Assets:
   Expenses ..................................................               1.85%3
   Net investment income/(loss) ..............................              (0.61)%3
Supplemental Data:
   Net assets at end of year (000) ...........................       $      3,247
Portfolio turnover rate ......................................                 14%


--------------
1 Commencement of operations.
2 Total return excludes the effect of sales charge.
3 Annualized.


                       See Notes to Financial Statements.

                       This page intentionally left blank.

FLAG INVESTORS COMMUNICATIONS FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS D SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          For the Period
                                                          January 1, 1998
                                                              through
                                                           November 20,1                For the Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994

Per Share Operating Performance:
   Net asset value at beginning of year .................. $     19.36  $       15.59  $       14.87  $       12.30  $       13.67
                                                           -----------  -------------  -------------  -------------  -------------
Income from Investment Operations:
   Net investment income .................................        0.09           0.23           0.22           0.34           0.37
   Net realized and unrealized gain/(loss) on investments.        9.43           5.40           1.67           3.58          (1.20)
                                                           -----------  -------------  -------------  -------------  -------------
   Total from Investment Operations ......................        9.52           5.63           1.89           3.92          (0.83)
                                                           -----------  -------------  -------------  -------------  -------------
Less Distributions:
   Distributions from net investment income
     and net realized short-term gains ...................       (0.15)         (0.36)         (0.33)         (0.35)         (0.42)
   Distributions in excess of net investment income ......          --             --             --             --          (0.02)
   Distributions from net realized long-term gains .......       (0.26)         (1.50)         (0.84)         (1.00)         (0.10)
                                                           -----------  -------------  -------------  -------------  -------------
   Total distributions ...................................       (0.41)         (1.86)         (1.17)         (1.35)         (0.54)
                                                           -----------  -------------  -------------  -------------  -------------
   Net asset value at end of period ...................... $     28.47  $       19.36  $       15.59  $       14.87  $       12.30
                                                           ===========  =============  =============  =============  =============

Total Return2 ............................................       49.49%         36.94%         13.00%         32.91%         (6.13)%
Ratios to Average Daily Net Assets:
   Expenses ..............................................        1.44%5         1.46%          1.49%          1.28%3         1.27%3
   Net investment income .................................        0.23%5         0.73%          1.40%          2.50%4         2.81%4
Supplemental Data:
   Net assets at end of year (000) ....................... $        --  $      30,931  $      27,573  $      31,317  $      31,696
   Portfolio turnover rate ...............................          14%            26%            20%            24%            23%

-------------------
1 Class D shares were converted to Class A Shares on November 20,1998.
2 Total return excludes the effect of sales charge.
3 Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 1.34% and 1.34% for the years ended December 31, 1995 and 1994, respectively.
4 Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 2.44% and 2.74% for the years ended December 31, 1995 and 1994, respectively.
5 Annualized

                       See Notes to Financial Statements.

                                       24 and 25

FLAG INVESTORS COMMUNICATIONS FUND
-----------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     For the Period
                                                                      June 4, 19981
                                                                         through
                                                                      December 31,
-----------------------------------------------------------------------------------
                                                                          1998
Per Share Operating Performance:
   Net asset value at beginning of period ........................     $    23.26
                                                                       ----------
Income from Investment Operations:
   Net investment income .........................................           0.06
   Net realized and unrealized gain on investments ...............          12.17
                                                                       ----------
   Total from Investment Operations ..............................          12.23
                                                                       ----------
Less Distributions:
   Distributions from net investment income and net realized
     short-term gains ............................................          (0.31)
   Distributions from net realized long-term gains ...............          (0.91)
                                                                       ----------
   Total distributions ...........................................          (1.22)
                                                                       ----------
   Net asset value at end of period ..............................     $    34.27
                                                                       ==========
Total Return2 ....................................................          53.95%
Ratios to Average Net Assets:
   Expenses ......................................................           0.83%3
   Net investment income .........................................           0.49%3
Supplemental Data:
   Net assets at end of period (000) .............................     $      813
   Portfolio turnover rate .......................................             14%

--------------
  1 Commencement of operations.
  2 Total return excludes the effect of sales charge.
  3 Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

     Flag Investors Communications Fund, Inc. (the "Fund"), previously named Flag Investors Telephone Income Fund, which is organized as a Maryland Corporation and commenced operations January 18, 1984, is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment management company. On January 18, 1984 (the exchange date), investors received five Fund shares for each American Telephone & Telegraph Company (AT&T) share, with rights to the divested Bell regional operating companies attached, in a tax-free exchange. The Fund's objective is to maximize total return.

     The Fund consists of four share classes: Class A Shares, which commenced January 18, 1984; Class B Shares, which commenced January 3, 1995; Class C Shares, which commenced November 1, 1998; and Institutional Shares, which commenced June 4, 1998. Class D Shares were converted to Class A Shares on November 20, 1998.

     The Class A, Class B and Class C Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and Class C Shares have a contingent deferred sales charge. The Institutional Shares are not subject to sales charges. In addition, each class has a different distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

      A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS(CONTINUED)

NOTE 1--continued

         At December 31, 1998, there were no Board valued securities. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

      B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement requires that the collateral's market value, including any accrued interest, exceed the brokers repurchase obligation. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

      C. FEDERAL INCOME TAX--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

         The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

      D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

NOTE 2--INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.85% of the first $100 million, 0.75% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $200 million, 0.58% of the next $500 million, 0.53% of the next $500 million and 0.50% of the amount over $1.5 billion.

     For the year ended December 31,1998, ICC's advisory fee was $5,927,518 of which $687,079 was payable at the end of the period.

     ICC also provides accounting services to the Fund for which the Fund pays ICC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets. For the year ended December 31, 1998 ICC's fee was $135,622 of which $13,611 was payable at the end of the period.

     ICC also provides transfer agency services to the Fund for which the Fund pays ICC a per account fee that is calculated and paid monthly. For the year ended December 31, 1998 ICC's fee was $577,983 of which $58,469 was payable at the end of the period.

     Certain officers and directors of the Fund are also officers or directors of ICC.

     Bankers Trust Corporation became the Fund's custodian on September 22, 1997. Prior to September 22, 1997, PNC Bank served as the Fund's custodian. For the year ended December 31, 1998, custody fees amounted to $101,903, of which $15,904 was payable at the end of the period.

     Alex. Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICC pays ABIM a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.60% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million, 0.45% of the next $200 million, 0.40% of the next $500 million, 0.37% of the next $500 million and 0.35% of the amount over $1.5 billion.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS(continued)

NOTE 2--continued

     ICC Distributors, Inc., a member of the Forum Group of companies, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee pursuant to Rule 12b-1, that is calculated daily and paid monthly at the following annual rates:0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended December 31, 1998 was $34,921 and the accrued liability was $1,671.

Note 3--Capital Share Transactions

     The Fund is authorized to issue up to 110 million shares of $.001 par value capital stock (63 million Class A Shares, 15 million Class B Shares, 15 million Class C Shares, 15 million Institutional Shares, and 2 million undesignated). Transactions in shares of the Fund were as follows:

                                                         Class A Shares
                                                -----------------------------
                                                   For the         For the
                                                  Year Ended      Year Ended
                                                 Dec. 31, 1998  Dec. 31, 1997
                                                --------------  -------------
Shares sold ...................................      7,977,108        1,332,424
Shares issued to shareholders on
   reinvestment of dividends ..................      1,383,390        2,595,376
Shares redeemed ...............................     (4,236,213)      (4,200,351)
                                                 -------------    -------------
Net increase/(decrease) in shares outstanding..      5,124,285         (272,551)
                                                 =============    =============
Proceeds from sale of shares ..................  $ 208,050,462    $  23,153,177
Value of reinvested dividends .................     37,846,228       47,729,473
Cost of shares redeemed .......................   (100,876,700)     (71,340,867)
                                                 -------------    -------------
Net increase/(decrease) from
   capital share transactions .................  $ 145,019,990    $    (458,217)
                                                 =============    =============


FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTE 3-continued
                                                         Class B Shares
                                                ------------------------------
                                                   For the            For the
                                                  Year Ended        Year Ended
                                                 Dec. 31, 1998     Dec. 31, 1997
                                                --------------     -------------

Shares sold ................................        3,461,232           506,254
Shares issued to shareholders on
   reinvestment of dividends ...............          162,054           138,015
Shares redeemed ............................         (421,723)          (93,315)
                                                 ------------      ------------
Net increase in shares outstanding .........        3,201,563           550,954
                                                 ============      ============
Proceeds from sale of shares ...............     $ 86,906,479      $  8,903,842
Value of reinvested dividends ..............        4,455,460         2,533,345
Cost of shares redeemed ....................      (10,210,390)       (1,625,592)
                                                 ------------      ------------
Net increase from capital share
  transactions .............................     $ 81,151,549      $  9,811,595
                                                 ============      ============


                                                          Class C Shares
                                                      ---------------------
                                                         For the period
                                                      Nov. 1, 19981 through
                                                          Dec. 31, 1998
                                                     ----------------------

Shares sold ...........................................         96,807
Shares issued to shareholders on
   reinvestment of dividends ..........................          1,030
Shares redeemed .......................................         (1,875)
                                                           -----------
Net increase in shares outstanding ....................         95,962
                                                           ===========

Proceeds from sale of shares ..........................    $ 2,839,788
Value of reinvested dividends .........................         29,394
Cost of shares redeemed ...............................        (54,186)
                                                           -----------
Net increase from capital share transactions ..........    $ 2,814,996
                                                           ===========


-----------
1 Commencement of operations.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS(CONCLUDED)

Note 3-concluded

                                                       Class D Shares 1
                                               --------------------------------
                                                For the period
                                                  Jan. 1,1998        For the
                                                    through        Year Ended
                                                 Nov. 20, 1998    Dec. 31, 1997
                                               ---------------   --------------

Shares sold ................................               --                --
Shares issued to shareholders on
   reinvestment of dividends ...............           22,620           141,577
Shares redeemed ............................       (1,620,465)         (312,350)
                                                 ------------      ------------
Net decrease in shares outstanding .........       (1,597,845)         (170,773)
                                                 ============      ============

Proceeds from sale of shares ...............     $         --      $         --
Value of reinvested dividends ..............          556,267         2,600,796
Cost of shares redeemed ....................      (45,031,824)       (5,378,218)
                                                 ------------      ------------
Net decrease from capital share
  transactions .............................     $(44,475,557)     $ (2,777,422)
                                                 ============      ============

---------------
1 Converted to Class A Shares on November 20, 1998.

                                                                    Institutional
                                                                        Shares
                                                               ---------------------
                                                                   For the period
                                                               June 4, 19981 through
                                                                    Dec. 31, 1998
                                                               ---------------------
Shares sold ...................................................           23,201
Shares issued to shareholders on
   reinvestment of dividends ..................................              521
Shares redeemed ...............................................               --
                                                                        --------
Net increase in shares outstanding ............................           23,722
                                                                        ========

Proceeds from sale of shares ..................................         $622,784
Value of reinvested dividends .................................           14,595
Cost of shares redeemed .......................................               --
                                                                        --------
Net increase from capital share transactions ..................         $637,379
                                                                        ========

---------------
1 Commencement of operations.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

NOTE 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $119,103,526 and sales of investment securities aggregated $172,504,529 for the year ended December 31, 1998.

     At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $843,920,462 and aggregate unrealized depreciation for all securities in which there is an excess of tax cost over value was ($6,677,059).

NOTE 5--Net Assets

     On December 31, 1998, net assets consisted of:

Paid-in capital:
   Class A Shares ............................................    $  423,771,671
   Class B Shares ............................................       107,580,197
   Class C Shares ............................................         2,814,996
   Institutional Shares ......................................           637,379
Accumulated net realized gain from security transactions .....        73,095,529
Net unrealized appreciation of investments ...................       837,243,403
                                                                  --------------
                                                                  $1,445,143,175
                                                                  ==============
                                      33

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of
Flag Investors Communications Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors Communications Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
Baltimore, Maryland
February 5, 1999

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
FOR THE TAX YEAR ENDED DECEMBER 31, 1998

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
     The fund's distributions to shareholders included $35,423,054 from long-term capital gains; of which $35,423,054 was subject to the 20% rate gains category.
     Of ordinary distributions made during the fiscal year ended December 31, 1998, 62.74% qualifies for the dividends received deduction available to corporate shareholders.

FLAG INVESTORS COMMUNICATIONS FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

                                TRUMAN T. SEMANS
                                    CHAIRMAN

                                JAMES J. CUNNANE
                                    DIRECTOR
                                 RICHARD T. HALE
                                    DIRECTOR
                               JOSEPH R. HARDIMAN
                                    DIRECTOR
                                  LOUIS E. LEVY
                                    DIRECTOR
                               EUGENE J. MCDONALD
                                    DIRECTOR
                                REBECCA W. RIMEL
                                    DIRECTOR

                               CARL W. VOGT, ESQ.
                                    DIRECTOR
                                   HARRY WOOLF
                                    PRESIDENT
                                  AMY M. OLMERT
                                    SECRETARY
                                JOSEPH A. FINELLI
                                    TREASURER
                                 SCOTT J. LIOTTA
                               ASSISTANT SECRETARY



INVESTMENT OBJECTIVE

This mutual fund (the "Fund") is designed to maximize total return. The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. In seeking to achieve this objective, the Fund invests primarily in common stock, securities convertible thereto and debt obligations of companies in the communications field.

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

    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                      LOGO


                                     GROWTH

                       Flag Investors Emerging Growth Fund

                       Flag Investors Equity Partners Fund

                        Flag Investors International Fund


                                    SPECIALTY

                       Flag Investors Communications Fund

                   Flag Investors Real Estate Securities Fund


                                    BALANCED

                        Flag Investors Value Builder Fund


                                  FIXED INCOME

                  Flag Investors Short-Intermediate Income Fund

              Flag Investors Total Return U.S. Treasury Fund Shares


                                 TAX-FREE INCOME

                  Flag Investors Managed Municipal Fund Shares


                                  MONEY MARKET

                     Flag Investors Cash Reserve Prime Shares




                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                             ICC DISTRIBUTORS, INC.


                                                                         COMMANN
                                                                         (2/99)